UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2007

KH FUNDING COMPANY
(Exact name of registrant as specified in its charter)

Maryland	333-106501	52-1886133
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

10801 Lockwood Drive, Suite 370, Silver Spring, Maryland 20901
(Address of principal executive offices) (Zip Code)

(301) 592-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

Effective December 20, 2007, KH Funding Company (the “Corporation”) entered into a Consent Order with the Securities Division of the Maryland Office of the Attorney General (the “Division”). The execution of the consent order concludes the Division’s investigation of the Corporation that resulted from its previously-disclosed unregistered sale from Maryland of certain investor notes between May 2006 and November 2006. In connection with the consent order, the Division required the Corporation to redeem an aggregate of $464,511.07 in investment notes sold to unaccredited investors and to offer accredited investors the right to rescind their investments. No accredited investor rescinded its investment. The consent order requires the Corporation to comply with the Maryland Securities Act with respect to future offerings and to provide the Division with copies of all reports that the Corporation files with the Securities and Exchange Commission until January 1, 2012.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KH FUNDING COMPANY

Date: December 24, 2007	By:	/s/ Robert L. Harris
Robert L. Harris
Chief Executive Officer